Exhibit 10.35

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of September 30, 2009, between ISIS PHARMACEUTICALS, INC., a Delaware corporation (together with its successors and assigns, “Borrower”), and RBS ASSET FINANCE, INC., a New York corporation (together with its successors and assigns, “Lender”).

RECITALS

A.            Lender and Borrower have previously entered into a Loan Agreement dated as of October 15, 2008 (as amended, the “Agreement”).

B.            Lender and Borrower wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

1.             The Agreement is amended as follows:

(i)  The definitions of the following terms set forth in Schedule I to the Agreement are hereby amended to have the meanings set forth below:

“Financial Statements” means the audited financial statement of Borrower and each Guarantor for their fiscal years ended December 31, 2008 and the unaudited financial statement of Borrower and each Guarantor and for the quarter ended June 30, 2009.

“Maximum Principal Amount” means $18,400,000.00

“Scheduled Commitment Termination Date” means July 7, 2010.

(ii)  ARTICLE VI:  COVENANTS Section 6.02. Negative Covenants of the Agreement is hereby amended to add the following paragraph as a new subsection (f):

“(f) Borrower shall maintain a depository account with RBS Citizens Bank, N.A. as with a balance of at least Two-Hundred Fifty-Thousand Dollars and 00/100 ($250,000.00) until all Obligations of Borrower to Lender under the Agreement are indefeasibly paid in full.”

(iii)  ARTICLE VII:  EVENT OF DEFAULT Section 7.01(K) is hereby amended to read in its entirety as follows:

“(k)         At any time Borrower shall be a guarantor of obligations under such Loan Agreement, an of Event of Default shall exist under and as defined in that certain Loan Agreement dated September 30, 2009 between Lender and REGULUS THERAPEUTICS INC.”

2.             This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

3.             All other terms and conditions of the Agreement not specifically amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed by Lender and Borrower.

4.             This Amendment shall be governed by the law of the State of Illinois (without regard to the conflict-of-laws principles thereof).

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EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in their respective corporate names by their duly authorized officers, all as of the date first written above.

Lender:	RBS ASSET FINANCE, INC.,
a New York corporation

	By	/s/ Cynthia Prince

	Name	Cynthia Prince

	Title	VP

Borrower:	ISIS PHARMACEUTICALS, INC.,
a Delaware corporation

	By	/s/ B. Lynne Parshall

	Name	B. Lynne Parshall

	Title	COO & CFO

[EXECUTION PAGE OF AMENDMENT TO LOAN AGREEMENT]